UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(AMENDMENT NO. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2015

American Brewing Company, Inc.
(Exact name of registrant as specified in its charter)
Washington
(State or other jurisdiction of incorporation)

333-193725	27-2432263
(Commission File Number)	(IRS Employer Identification No.)

180 West Dayton Street, Warehouse 102, Edmonds, WA 98020
(Address of principal executive offices) (Zip Code)

(425) 774-1717
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K/A, as amended, (the "Current Report") contains certain forward-looking statements, and for this purpose, any statements contained in this Current Report that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "estimate" or "continue" or comparable terminology are intended to identify forward-looking statements.  These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially, depending upon a variety of factors, many of which are not within our control.  These factors include, but are not limited to, economic conditions generally in the United States and internationally, and in the industry and markets in which we have and may participate in the future, competition within our chosen industry, our current and intended business, our assets and plans, the effect of applicable United States and foreign laws, rules and regulations and our failure to successfully develop, compete in and finance our current and intended business operations.

NAME REFERENCES

In this Current Report, references to "ABC," the "Company," "we," "our," "us" and words of similar import refer to American Brewing Company, Inc., a Washington corporation," the Registrant, which is a Washington corporation and where applicable, include the current and intended business operations of B&R Liquid Adventure, LLC, a California Limited Liability Company ("B&R"), of which our acquisition of substantially all of the operating assets of B&R is discussed below.

EXPLANATORY NOTE

On April 1, 2015, the Company entered into an Asset Purchase Agreement whereby the Company acquired substantially all of the operating assets of B&R, a company engaged in the manufacture of búcha™ Live Kombucha, a gluten free, organic certified, sparkling kombucha tea (the "Acquisition").  On April 1, 2015, the parties executed all documents related to the Acquisition.

The Current Report on Form 8-K previously filed on April 2, 2015 that provided information pertaining to the Acquisition did not include the audited financial statements of B&R and did not include the proforma financial information.  This Amendment No. 1 on Form 8-K/A is filed to provide the financial statements of B&R and the proforma financial information as required by Item 9.001 of Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure set forth under Item 1.01 of the Current Report on Form 8-K previously filed on April 2, 2015 which disclosure is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

The audited financial statements of B&R for the years ended December 31, 2014 and 2013 are filed hereto as Exhibit 99.1.

The unaudited financial statements of B&R for the three months ended March 31, 2015 and 2014 are filed hereto as Exhibit 99.2.

(b)	Proforma financial information.

The unaudited proforma condensed combined financial statement of the Company for the year ended December 31, 2014 and as of and for the three months ended March 31, 2015, giving effect to the acquisition of B&R are filed hereto as Exhibit 99.3.

(c)	Exhibits.

Exhibit No	Exhibit Description

10.1 (1)	Asset Purchase Agreement and Exhibits

99.1	Audited financial statements of B&R for the years ended December 31, 2014 and 2013

99.2	Unaudited financial statements of B&R for the three months ended March 31, 2015 and 2014

99.3	Unaudited proforma condensed combined financial statements of the Company for the year ended December 31, 2014 and as of and for the three months ended March 31, 2015

DOCUMENTS INCORPORATED BY REFERENCE

(1)	Exhibit 10.1 Asset Purchase Agreement and Exhibits is incorporated by reference to the Current Report on Form 8-K filed April 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BREWING COMPANY, INC.

Date: September 4, 2015	By:	/s/ Neil Fallon
Neil Fallon, Chief Executive Officer,
Chief Financial Officer and Director

	By:	/s/ Julie Anderson
Julie Anderson, Vice President and
Director